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                                                          Exhibit 10.21

                               ENSTAR NETWORKING CORPORATION
                                  1998 STOCK OPTION PLAN

1.   Purpose of Plan

     This Plan shall be known as the "ENSTAR NETWORKING 1998 STOCK OPTION PLAN" and is hereinafter referred to as the "Plan." The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of Enstar Networking Corporation., a Minnesota corporation (the "Company") and wholly-owned subsidiary of ENStar Inc., a Minnesota corporation ("ENStar"), to enhance the Company's ability to attract and retain the services of experienced and knowledgeable key executives and other persons who perform services for the Company from time to time, to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock purchase options as provided herein. Options granted under the Plan ("Stock Options") are not intended to be incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   Stock Subject to Plan

     Subject to Section 10 hereof, the stock to be subject to Stock Options under the Plan shall be the Company's authorized shares of common stock, par value $.01 per share (the "Common Stock"). Such shares may be either authorized but unissued shares or issued shares that have been reacquired by the Company. Subject to adjustment as provided in Section 10 hereof, the maximum number of shares which may be issued under all Stock Options granted pursuant to the Plan shall be equal to Six Hundred Thousand (600,000) shares. If a Stock Option expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for Stock Options thereafter granted during the term of the Plan.

3.   Administration of Plan

     The Plan shall be administered by the Board of Directors of the Company.

     The Board of Directors of the Company shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i)to determine the persons to whom and the time or times at which Stock Options shall be granted and the number of shares to be subject to each, (ii)to determine the terms and conditions of each Stock Option, (iii)to accelerate the time at which all or any part of a Stock Option may or must be exercised, (iv)to amend or






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modify the terms of any Stock Option with the consent of the optionee, (v) to interpret the Plan, (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, (vii) to exercise the Company's rights under the Plan,
(viii) to make all other determinations necessary or advisable for the administration of the Plan and (ix) to amend or terminate the Plan pursuant to
Section 14 herein. The Board of Directors' determinations on the foregoing matters shall be final and conclusive.


4.   Eligibility for Participation

     Stock Options may only be granted under this Plan to full-time employees and members of the Board of Directors of the Company (regardless of whether such members of the Board of Directors are employees (full or part-time) of the Company). In determining the persons to whom Stock Options shall be granted and the number of shares subject to each, the Board of Directors may take into account the nature of services rendered by such persons, their present and potential contributions to the success of the Company and such other factors as the Board of Directors in its discretion shall deem relevant. A person who has been granted a Stock Option under the Plan may be granted additional Stock Options under the Plan, if the Board of Directors shall so determine. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or affect, in any way, the right of the Company to terminate his or her employment at any time.

5.   Terms and Conditions of Options

     Stock Options granted pursuant to the Plan shall be authorized by action of the Board of Directors and shall be evidenced by written stock option agreements in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions of the Plan. The grant of a Stock Option shall be effective only if a written option agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Board of Directors (other than the execution and delivery of an option agreement), shall constitute the granting of a Stock Option hereunder.

6.   Option Price

     The option price per share for any Stock Option granted pursuant to the Plan shall be not less than 100% of the fair value of a share of Common Stock as determined by the Board of Directors or as set forth in the related option agreement.





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7.   Term and Vesting

     Each Stock Option granted hereunder shall expire on the date determined by the Board of Directors and specified in the option agreement. The Board of Directors shall be under no duty to provide terms of like duration for Stock Options granted under the Plan, but the term of a Stock Option may not extend more than ten (10) years from the date of grant of such option.

8.   Exercise of Option

     (a) Except as otherwise provided for in the Plan, the Board of Directors shall have full and complete authority to determine whether a Stock Option will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the Stock Option as the Board of Directors may determine and specify in the option agreement.

     (b) The exercise of any Stock Option shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares pursuant to such exercise will not violate any state or federal securities or other laws and may otherwise be limited by the Company in order to maintain compliance with state and federal securities laws.

9.   Manner of Exercise of Option

     (a) A Stock Option may be exercised only by the optionee, or his or her legal representative in the case of death or disability, by delivering written notice to the Company at its principal office. The notice shall state the number of whole shares as to which the Stock Option is being exercised and be accompanied by payment in full of the option price for all shares designated by the notice. Payment shall be in cash or certified check or in such other form as is acceptable to the Company, including, but not limited to, a promissory note issued by the optionee.

     (b) No person shall have any rights as a shareholder with respect to any shares of capital stock of the Company until a stock certificate evidencing such shares shall have been issued to such optionee upon exercise of a Stock Option.

10.  Dilution or Other Adjustments

     If there shall be any change in the shares of the Company's Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options shall be made by the Board of Directors. In the event of any such changes, adjustments may include, where appropriate, changes in the aggregate number of shares subject to the Plan, and changes in the number of shares and the price per share subject to outstanding options, in order to prevent dilution or enlargement of option rights.
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11.  No Restrictions on Dividends, Company's Accounting or Business Operations

     (a) Except as otherwise provided for herein, neither the Plan nor any Stock Option granted pursuant hereto shall be interpreted as imposing any restrictions on the right of the Company to: (i) pay dividends, on such terms as the Company's Board of Directors may determine, (ii) issue additional equity or make other distributions with respect to its capital stock, (iii) borrow money from or have business dealings with North Star, its affiliates and any successors to North Star, or (iv) adopt or modify any accounting or business practices.

     (b) The Company shall be under no obligation to pay dividends at any time or in any amount with respect to its capital stock.

12.  Additional Restrictions

     The Board of Directors shall have full and complete authority to determine whether all or any part of the shares acquired upon exercise of any of the Stock Options granted under the Plan shall be subject to additional restrictions not set forth herein on the transferability thereof or any other restrictions affecting in any manner the optionee's or the Company's rights with respect thereto, but any such restrictions shall be contained in the option agreements relating to such Stock Options.

13.  Available Shares

     The Company shall at all times when any Stock Option remains outstanding reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the terms of any and all outstanding Stock Options and the related option agreements.

14.  Amendment or Discontinuance of Plan

     The Board of Directors of the Company may discontinue the Plan at any time or from time to time may amend or modify any of the provisions of the Plan; and the Board of Directors may make any administrative changes to the Plan consistent therewith. The Board of Directors shall not alter or impair any Stock Option theretofore granted under the Plan without the consent of the holder of the Stock Option.

15.  Governing Law

     The internal law, and not the law of conflicts, of the State of Minnesota will govern all questions concerning the construction, validity and interpretation of the Plan and any agreements in connection with any Stock Option granted under the Plan and the performance of any obligations imposed by any such agreements.



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16.  Effective Date and Termination of Plan

     The Plan was adopted by the Board of Directors on September 30, 1996.

     Unless the Plan shall have been discontinued as provided in Section 14 hereof, the Plan shall expire ten years after the date set forth in paragraph
(a) above. No Stock Option may be granted after such expiration, but expiration or termination of the Plan shall not, without the consent of the optionee, alter or impair any rights or obligations under any Stock Option theretofore granted.

17.  Reorganization

     North Star is a party to that certain Reorganization Agreement, dated December 21, 1995, among North Star, NSU Merger Co., a Delaware corporation ("Merger Co."), and Michael Foods, Inc., a Delaware corporation ('Michael'), pursuant to which it is presently anticipated that (i) the currently outstanding shares of Common Stock will be contributed to ENStar Inc., a Minnesota corporation and a wholly owned subsidiary of North Star ("ENStar"), (ii) Merger Co. will be merged with and into Michael and (iii) the outstanding common stock of ENStar, all of which is currently owned by North Star, will be distributed to the holders of the common stock of North Star (the "Distribution"). After the contribution of the Company' Common Stock to ENStar, the Company will be a subsidiary of ENStar. Following the Distribution, EnStar will be a public company. All references herein to North Star shall be deemed to refer to ENStar following the Distribution, if it is effected.